EXHIBIT 4.1

NUMBER		SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	GENESIS MICROCHIP INC.	CUSIP 37184C 10 3

This Certifies that

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

––––––––––––––––––– GENESIS MICROCHIP INC. –––––––––––––––––––

(the “Corporation”), transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile Seal of the Corporation and the facsimile signatures of its authorized officers.

Dated

[SEAL OF GENESIS]

SECRETARY                                                                                              CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

GENESIS MICROCHIP INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT — Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)
TEN ENT	— as tenants by the entireties
JT TEN	— as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.